EXHIBIT 99.2

Fourth Quarter and Full Year 2018 February 28, 2019

Welcome and Participants Vyomesh Joshi President & Chief Executive Officer John McMullen Executive Vice President & Chief Financial Officer Andy Johnson Chief Legal Officer Stacey Witten Vice President, IR and FP&A To participate via phone, please dial: In the US: 1 - 877 - 407 - 8291 Outside the US: 1 - 201 - 689 - 8345 2

Forward Looking Statements This presentation contains certain statements that are not statements of historical or current facts are forward - looking stateme nts within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements include statements concerning plans, objectives, goals, strategies, expectations , intentions, projections, developments, future events, performance or products, underlying assumptions, and other statements which are other than statements of historical facts. I n s ome cases, you can identify forward - looking statements by terms such as “believes,” “beliefs,” ''may,'' ''will,'' ''should,'' expects,'' ''intends,'' ''plans,'' ''anticipates,'' ''est ima tes,'' ''predicts,'' ''projects,'' ''potential,'' ''continue,'' and other similar terminology or the negative of these terms. From time to time, we may publish or otherwise make available forward - looking statements of thi s nature. All such forward - looking statements, whether written or oral, and whether made by us or on our behalf, are expressly qualified by the cautionary statements described on t his message including those set forth below. Forward - looking statements are based upon management’s beliefs, assumptions and current expectations concerning future events an d trends, using information currently available, and are necessarily subject to uncertainties, many of which are outside our control. In addition, we undertake no obligation to u pda te or revise any forward - looking statements made by us or on our behalf, whether as a result of future developments, subsequent events or circumstances, or otherwise, or to reflect the o ccu rrence or likelihood of unanticipated events, and we disclaim any such obligation. Forward - looking statements are only predictions that relate to future events or our future performance and are subject to known and unknown risks, uncertainties, assumptions, and other factors, many of which are beyond our control, that may cause actual results, outcomes, levels of activity, performance, deve lop ments, or achievements to be materially different from any future results, outcomes, levels of activity, performance, developments, or achievements expressed, anticipated, or implied b y t hese forward - looking statements. Although we believe that the expectations reflected in the forward - looking statements are reasonable, forward - looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at or by which any such performance or resul ts will be achieved. 3D System’s actual results could differ materially from those stated or implied in forward - looking statements. Past performance is not necessarily indicative of future results. We do not undertake any obligation to and do not intend to update any forward - looking statements whether as a result of future developments, subsequent events or circumstances o r otherwise. Further, we encourage you to review “Risk Factors” in Part 1 of our Annual Report on Form 10 - K and Part II of our quarterly repo rts on Form 10 - Q filed with the SEC as well as other information about us in our filings with the SEC. These are available at www.SEC.gov. 3

Vyomesh Joshi (VJ) President & Chief Executive Officer

Transformation 5 • Significant progress in our turnaround and transformation of the company • Enhanced our portfolio with innovative and disruptive new products while also improving infrastructure, operations, go - to - market and cost structure • Established strategic partnerships, including GF Machining Solutions, with metals expertise, automation know - how, scalability, sales network and integration capabilities • Strengthened, simplified and streamlined leadership team • Reduced headcount while improving overall operations and processes • Cost structure improvement actions have begun to show returns

2018 Revenue Drivers 6 During 2018, we continued to deliver on growth drivers, and total revenue increased 6% in 2018 compared to 2017 Printer revenue increased 25% on a 76% increase in printer unit sales Software revenue growth of 5% Healthcare solutions growth of 19% On demand services growth of 2% Materials revenue growth of 1%

Fourth Quarter Results Overview 7 • Revenue increased 2% from the prior year to $180.7 driven by continued growth in printer units and printer revenue in both plastics and metals as well as continued growth in software and healthcare solutions • GAAP gross profit margin of 45.7% and non - GAAP gross profit margin of 46.3% • GAAP and non - GAAP operating expenses decreased 2% compared to the prior year as ongoing cost reduction actions are beginning to show returns • GAAP loss of $0.04 per share and non - GAAP earnings of $0.10 per share In the fourth quarter of 2018:

John McMullen Executive Vice President & Chief Financial Officer

GAAP Operating Results 9 Fourth Quarter Full Year (in millions, except per share amounts) 2018 2017 Y/Y Change Better/(Worse) 2018 2017 Y/Y Change Better/(Worse) Revenue $ 180.7 $ 177.3 2% $ 687.7 $ 646.1 6% Gross Profit 82.6 85.5 (3)% 324.4 304.8 6% Gross Profit Margin 45.7% 48.2% (250) bps 47.2% 47.2% 0 bps SG&A 66.1 68.2 3% 272.3 264.2 (3)% R&D 23.5 23.0 (2)% 95.3 94.6 (1)% Operating Expenses 89.6 91.2 2% 367.6 358.8 (2)% % of Revenue 49.6% 51.4% 53.5% 55.5 % Operating Loss (7.0) (5.7) (23)% (43.2) (54.0) 20% % of Revenue (3.9)% (3.2)% (6.3)% (8.4)% Net Loss per 3D Systems $ (4.1) $ (10.1) 59% $ (45.5) $ (66.2) 31% % of Revenue (2.3)% (5.7)% (6.6)% (10.2)% Loss Per Share $ (0.04) $ (0.08) 50% $ (0.41) $ (0.59) 31%

Non - GAAP Financial Measures 10 We use non - GAAP measures to supplement our financial statements presented on a GAAP basis because management believes non - GAAP financial measures are useful to investors in evaluating our operating performance and to facilitate a better understan ding of the impact that strategic acquisitions, non - recurring charges and certain non - cash expenses had on our financial results. See appendix for reconciliation of non - GAAP items. Fourth Quarter Full Year (in millions, except per share amounts) 2018 2017 Y/Y Change Better/(Worse) 2018 2017 Y/Y Change Better/(Worse) Non - GAAP R&D Expense $ 23.5 $ 23.0 (2)% $ 94.8 $ 94.6 — % Non - GAAP SG&A Expense 52.2 54.6 4% 213.1 202.0 (5)% Non - GAAP Operating Expenses $ 75.7 $ 77.6 2% $ 307.9 $ 296.6 (4)% Non - GAAP Net income (loss) attributable to 3D Systems Corporation $ 11.4 $ 5.3 115% $ 16.5 $ (1.7) 1071% Non - GAAP Net income (loss) per share available to 3D Systems Corporation common stockholders - basic and diluted $ 0.10 $ 0.05 100% $ 0.15 $ (0.02) 850% * Tables may not foot due to rounding; amounts calculated based on dollars in thousands.

Revenue Drivers Printers revenue increased 17% to $40.7 million Healthcare solutions revenue increased 16% to $58.4 million On demand solutions revenue increased 5% to $27.7 million Software revenue increased 3% to $26.7 million Materials revenue decreased 2% to $42.0 million Q4 2018 compared to Q4 2017: 11

Gross Profit and Margin • For the fourth quarter, GAAP GPM was 45.7% and non - GAAP GPM was 46.3% • For the full year, GAAP GPM was 47.2% and non - GAAP GPM was 47.4% • Supply chain efficiencies and cost improvements were offset by the impact of sales mix, costs to launch and ramp new products and lower on demand manufacturing gross profit margins 12 See appendix for a reconciliation of non - GAAP operating expenses. – GAAP and non - GAAP data points may overlap on the chart when within approx 50 basis points

Operating Expenses 13 • Both GAAP and non - GAAP operating expenses decreased 2% compared to the fourth quarter of the prior year • Although we expect some fluctuations quarter to quarter, we are beginning to see the results of actions we are taking to reduce cost structure • We are shifting from R&D to marketing and sales support of the new products we rolled out in 2018. We expect R&D in 2019 to be focused on materials and software Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 See appendix for a reconciliation of non - GAAP operating expenses. Q2 2018 Q3 2018 Q4 2018 – Note: chart columns/periods may not foot due to rounding

Balance Sheet and Cash 14 • Generated $7.7 million of cash from operations during the fourth quarter, and generated $4.8 million of cash from operations during the full year • Ended 2018 with $110.0 million of cash on hand, including $25 million of proceeds from our revolving credit facility • Our existing $150 million revolver was nearing the end of its original term, so we initiated a new revolver for $100 million dollars with an additional $100 million dollar five - year term loan, repayable at any time without penalty, which we believe provides the right level of liquidity support while we shift from investment phase to cash generation in 2019 • While cash use and generation will continue to fluctuate from period to period, we expect to generate organic free cash flow in 2019, as we begin to reduce inventory and capital expenditures and drive improved profitability

Summary and Outlook 15 • We have a strong operational foundation in place with improved processes across the company and, with the new products launched in 2018, an unmatched portfolio • We expect 2019 revenue growth to continue to be driven by growth in printers, materials, healthcare and software • We are pleased with the overall progress we have made, but we continue to focus on additional operational efficiencies and continue cost reduction actions • We believe we are well - positioned for profitable growth as we enter 2019, and expect continued revenue growth, improved profitability and cash generation

Vyomesh Joshi (VJ) President & Chief Executive Officer

Conclusion 17 • We have made significant progress in our turnaround and transformation work • We launched several products in 2018 and are very excited about the strength of our entire portfolio of workflow solutions focused on production applications • We believe we have significant opportunities across our key verticals and are increasing our market share in several categories while also expanding our market opportunities with new solutions and additional capabilities • With our improved operations, execution and unmatched portfolio, we believe we are well positioned to drive continued and increasingly profitable growth in 2019 and beyond

Q&A Session In the USA: 1 - 877 - 407 - 8291 Outside the USA: 1 - 201 - 689 - 8345

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Appendix 20

Revenue Summary by Category 21 (in millions) Q4 2018 Q3 2018 Q4 2017 Sequential Change Better/(Worse) Y/Y Change Better/(Worse) Printers $ 40.7 $ 34.5 $ 34.9 18% 17% Software Products 15.2 12.0 14.6 27% 4% Other Products 15.3 13.2 13.1 16% 17% Total Products 71.1 59.6 62.6 19% 14% Total Materials 42.0 40.3 42.8 4% (2)% On Demand Manufacturing 27.7 26.3 26.5 6% 5% Software Services 11.6 11.0 11.4 5% 2% Other Services 28.4 27.3 34.0 4% (16)% Total Services 67.7 64.6 71.9 5% (6)% Total Revenue $ 180.7 $ 164.5 $ 177.3 10% 2% Software $ 26.7 $ 22.9 $ 26.0 17% 3% Healthcare $ 58.4 $ 53.1 $ 50.4 10% 16% * Tables may not foot due to rounding; amounts calculated based on dollars in thousands.

Non-GAAP Reconciliation

Fourth Quarter and Full Year Non-GAAP Earnings (Loss) per Share

	Quarter Ended December 31,				Full Year			
(in millions, except per share amounts)	2018		2017		2018		2017	
GAAP Net loss attributable to 3D Systems Corporation	$	(4.1)	$	(10.1)	$	(45.5)	$	(66.2)
Adjustments:								
Amortization, stock-based compensation & other [1]		13.9		15.1		58.7		62.9
Legal and acquisition-related [2]		0.1		(1.4)		(2.0)		(0.1)
Cost optimization plan [3]		1.5		—		4.0		—
Impairment of cost-method investments [4]		—		1.7		1.4		1.7
Non-GAAP net income attributable to 3D Systems Corporation	**$**	**11.4**	**$**	**5.3**	**$**	**16.5**	**$**	**(1.7)**
Non-GAAP net income per share available to 3D Systems common stock holders - basic and diluted [5]	**$**	**0.10**	**$**	**0.05**	**$**	**0.15**	**$**	**(0.02)**

[1] For the quarter ended December 31, 2018, the adjustment included $(0.2) in COGS and $14.1 in SG&A. For the quarter ended December 31, 2017, the adjustment included $0.1 in COGS and $15.0 in SG&A. For the twelve months ended December 31, 2018, the adjustment included $0.1 in COGS and $58.6 in SG&A. For the twelve months ended December 31, 2017, the adjustment included $0.4 in COGS and $62.5 in SG&A.

[2] For the quarter ended December 31, 2018, the adjustment included $0.6 in COGS $(1.0) in SG&A and $0.5 in interest and other income (expense), net. For the quarter ended December 31, 2017, the adjustment included ($1.4) in SG&A. For the twelve months ended December 31, 2018, the adjustment included $0.6 in COGS, $(1.7) in SG&A and $(0.9) in interest and other income (expense), net. For the twelve months ended December 31, 2017, the adjustment included $(0.3) in SG&A and $0.2 in interest and other income (expense), net.

[3] For the quarter ended December 31, 2018, the adjustment included $0.7 in COGS, $0.8 in SG&A and $0.0 in R&D. For the twelve months ended December 31, 2018, the adjustment included $1.1 in COGS, $2.4 in SG&A, and approximately $0.5 in R&D.

[4] The Company has minority investments of less than 20% ownership in enterprises that benefit from, or are powered by its technology portfolio. The value of each of these investments is assessed periodically, and impairment recorded when required. For the quarter and twelve months ended December 31, 2018, the adjustment included zero and $1.4 in interest and other income (expense), net. For the quarter and twelve months ended December 31, 2017, the adjustment included $1.7 in interest and other income (expense), net. The Company excluded this amount as it is not related to on-going operations, and intends to exclude these impairment amounts from non-GAAP net income going forward.

[5] Denominator based on weighted average shares used in the GAAP EPS calculation.

* Tables may not foot due to rounding; amounts calculated based on dollars in thousands.

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Non - GAAP Reconciliation 23 2018 Non - GAAP Gross Profit & Margin 2018 Quarter Ended Year Ended (in millions) March 31 June 30 September 30 December 31 December 31 GAAP Gross Profit $ 77.9 $ 86.2 $ 77.8 $ 82.6 $ 324.4 GAAP Gross Profit Margin 46.9% 48.8% 47.3% 45.7% 47.2 % Adjustments: Amortization, stock - based compensation & other $ 0.1 $ 0.1 $ 0.1 $ (0.2) $ 0.1 Legal and acquisition - related $ — $ — $ — $ 0.6 $ 0.6 Cost optimization plan $ 0.2 $ 0.2 $ 0.1 $ 0.7 $ 1.1 Non - GAAP Gross Profit $ 78.1 $ 86.4 $ 78.0 $ 83.6 $ 326.2 Non - GAAP Gross Profit Margin 47.1% 48.9% 47.4% 46.3% 47.4% * Tables may not foot due to rounding; amounts calculated based on dollars in thousands.

Non - GAAP Reconciliation 24 2018 Non - GAAP Operating Expenses 2018 Quarter Ended Year Ended (in millions) March 31 June 30 September 30 December 31 December 31 GAAP R&D Expenses $ 25.9 $ 22.7 $ 23.2 $ 23.5 $ 95.3 GAAP SG&A Expenses 69.5 71.2 65.6 66.1 272.3 GAAP Operating Expenses $ 95.3 $ 93.9 $ 88.8 $ 89.6 $ 367.6 Adjustments to R&D Expenses: Cost optimization plan 1 — 0.2 0.3 — 0.5 Non - GAAP R&D Expenses $ 25.9 $ 22.5 $ 22.8 $ 23.5 $ 94.8 Adjustments to SG&A Expenses: Amortization, stock - based compensation & other 15.1 14.3 15.1 14.1 58.6 Legal and acquisition - related 0.4 (0.4) (0.7) (1.0) (1.7) Cost optimization plan 0.4 0.7 0.4 0.8 2.4 Total Adjustments to SG&A Expenses 15.9 14.6 14.8 13.9 59.2 Non - GAAP SG&A Expenses $ 53.6 $ 56.6 $ 50.8 $ 52.2 $ 213.1 Non - GAAP Operating Expenses $ 79.4 $ 79.1 $ 73.7 $ 75.7 $ 307.9 1 For the quarter ended March 31, 2018, the adjustment included approximately $32 thousand and therefore rounded down. * Tables may not foot due to rounding; amounts calculated based on dollars in thousands.

Non - GAAP Reconciliation 25 2017 Non - GAAP Gross Profit & Margin 2017 Quarter Ended Year to Date (in millions) March 31 June 30 September 30 December 31 December 31 GAAP Gross Profit $ 80.2 $ 80.7 $ 58.5 $ 85.5 $ 304.8 GAAP Gross Profit Margin 51.3% 50.6% 38.3% 48.2% 47.2 % Adjustments: Amortization, stock - based compensation & other $ 0.1 $ 0.1 $ 0.1 $ 0.1 $ 0.4 Legal and acquisition - related 1 $ — $ — $ — $ — $ — Non - GAAP Gross Profit $ 80.3 $ 80.8 $ 58.6 $ 85.6 $ 305.3 Non - GAAP Gross Profit Margin 51.3% 50.7% 38.3% 48.3% 47.2% 1 For the quarter ended June 30, 2017, the adjustment included approximately $21 thousand and therefore rounded down. * Tables may not foot due to rounding; amounts calculated based on dollars in thousands.

Non - GAAP Reconciliation 26 2017 Non - GAAP Operating Expenses 2017 Quarter Ended Year Ended (in millions) March 31 June 30 September 30 December 31 December 31 GAAP R&D Expenses $ 22.9 $ 24.4 $ 24.4 $ 23.0 $ 94.6 GAAP SG&A Expenses $ 66.4 $ 63.1 $ 66.5 $ 68.2 $ 264.2 GAAP Operating Expenses $ 89.3 $ 87.5 $ 90.9 $ 91.2 $ 358.8 Non - GAAP R&D Expenses $ 22.9 $ 24.4 $ 24.4 $ 23.0 $ 94.6 Adjustments to SG&A Expenses: Amortization, stock - based compensation & other 15.9 16.2 15.8 15.0 62.5 Legal and acquisition - related 1.1 0.5 (0.8) (1.4) (0.3) Total Adjustments to SG&A Expenses 17.0 16.7 15.0 13.6 62.2 Non - GAAP SG&A Expenses $ 49.4 $ 46.4 $ 51.5 $ 54.6 $ 202.0 Non - GAAP Operating Expenses $ 72.3 $ 70.8 $ 75.9 $ 77.6 $ 296.6 * Tables may not foot due to rounding; amounts calculated based on dollars in thousands.

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